UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2023

SMART GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-38102

Cayman Islands	98-1013909
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

c/o Walkers Corporate Limited 190 Elgin Avenue George Town, Grand Cayman Cayman Islands	KY1-9008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported on June 29, 2023, the Board of Directors (the “Board”) of SMART Global Holdings, Inc. (the “Company”) announced that Thierry Pellegrino ceased serving as the Company’s Senior Vice President and President, Intelligent Platform Solutions, effective as of June 27, 2023.

On July 18, 2023 (the “Transition Date”), Mr. Pellegrino’s employment with the Company terminated, and Mr. Pellegrino entered into a transition and separation agreement with the Company to provide consulting services (the “Transition and Separation Agreement”). Pursuant to the Transition and Separation Agreement, Mr. Pellegrino is expected to provide consulting services to the Company from the Transition Date through January 31, 2024, subject to earlier termination by either party (the “Consulting Period”). Mr. Pellegrino’s time-based equity awards that remain unvested as of the Transition Date will continue to vest in accordance with their terms for the duration of Mr. Pellegrino’s services during the Consulting Period. The Transition and Separation Agreement also provides him with the severance benefits as set forth in his employment offer letter with the Company, which are summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 20, 2022, in exchange for a general release of claims against the Company.

The foregoing summary description is incomplete and qualified in its entirety by the full text of the Transition and Separation Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ending August 25, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2023	SMART Global Holdings, Inc.

	By:	/s/ Anne Kuykendall
Anne Kuykendall
Vice President and General Counsel